UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2003

United Fire & Casualty Company

(Exact name of registrant as specified in its charter)

Iowa	2-39621	42-0644327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 319-399-5700

Item 7.    Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits are furnished herewith.

Exhibit

99.1	Press Release, dated August 1, 2003, announcing our financial results for the quarter ended June 30, 2003.

Item 12.    Results of Operations and Financial Condition

On August 1, 2003, we issued a press release announcing our financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FIRE & CASUALTY COMPANY

(Registrant)

August 4, 2003

(Date)

/S/ JOHN A. RIFE

John A. Rife, Chief Executive Officer